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                          THE PARKSTONE GROUP OF FUNDS

                      SUPPLEMENT DATED MAY 29, 1998 TO THE
                     PROSPECTUSES DATED SEPTEMBER 30, 1997

The "Management of the Funds" section of each prospectus is amended to add the following information about the Investment Adviser.

First of America Bank Corporation ("FABC"), the parent company of FOA, recently completed its merger with National City Corporation ("NCC"), the parent corporation of National City Bank ("National City"). As a result of the merger of FABC into NCC, FOA is a wholly-owned subsidiary of NCC. First of America, investment adviser to the Group, is a wholly-owned subsidiary of FOA.

                     SUPPLEMENT DATED JULY 24, 1998 TO THE
                     PROSPECTUSES DATED SEPTEMBER 30, 1997

The Prospectuses of The Parkstone Group of Funds are amended to reflect two changes:

                                   CUSTODIAN

                    The new custodian bank for the Funds is:

                               National City Bank
                             4100 West 150th Street
                           Cleveland, Ohio 44135-1389

                            MANAGEMENT OF THE FUNDS

First of America utilizes a team approach to the investment management of the funds, with professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objective. No one person is responsible for a Fund's management.